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                     SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC 20549


                            _____________________


                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  November 25, 1997


                   SECURITY ASSOCIATES INTERNATIONAL, INC.
                   ---------------------------------------
             (Exact Name of Registrant as Specified in Charter)



    Delaware                         0-20870                       87-0467198
    ----------------------------------------------------------------------------
    (State or Other Jurisdiction     (Commission              (IRS Employer
          of Incorporation)          File Number)            Identification No.)




2101 S. Arlington Heights Road, Suite 100, Arlington Heights, IL      60005-4142
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code   (847) 956-8650
                                                   -----------------




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On November 25, 1997 Security Associates International, Inc. ("SAI") purchased all of the outstanding capital stock of Telecommunications Associates Group, Inc., an Ohio corporation ("TAG") from TAG's sole shareholder, Mr. Robert Ambros.

     The purchase price, which was arrived at in arm's length negotiations between the parties, was $5,000,000 which was paid in cash at the closing, plus the assumption of TAG's liabilities. $4,800,000 of the purchase price was financed from SAI's general corporate funds and $200,000 was financed by drawing on SAI's existing credit facility with FINOVA Capital Corporation. In addition, $385,309 drawn under the FINOVA credit facility was used to repay pre-existing bank debt of TAG. The acquisition will be accounted for under the purchase method for financial reporting purposes.

     TAG is a third-party alarm monitoring company serving approximately 100,000 alarm monitoring subscribers and over 500 independent alarm dealers from central monitoring stations located in Cleveland, Ohio and Austin, Texas. The acquisition will allow SAI to offer central monitoring services from a broader geographical base.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial Statements of businesses acquired.

     (b)  Pro forma financial information.

     It is impractical to provide the required financial statements and pro forma financial information as of this date. The required financial statements and pro forma financial information will be filed as a Form 8-K/A with the Commission as soon as practicable, but not later than February 8, 1998, as required.

     (c)  Exhibits

     2.1 Stock Purchase Agreement between Security Associates International, Inc. as Purchaser and Robert Ambros as Seller, Dated November 24, 1997.

     Schedules to the above agreement have been omitted but will be furnished to the Commission upon request.


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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             SECURITY ASSOCIATES INTERNATIONAL, INC.



                             /s/ Daniel S. Zittnan
Date:  December 10, 1997     ---------------------------------------
                             Daniel S. Zittnan
                             Vice President, Chief Financial Officer





                                EXHIBIT INDEX


EXHIBIT                      DESCRIPTION                       PAGE NO.
NUMBER

     2.1 Stock Purchase Agreement between Security Associates International, Inc. as Purchaser and Robert Ambros as Seller, Dated November 24, 1997.